with ZETA

withZeta.ai

Discover Therapies & Develop Insights for Rare Cancers – at the Speed of Thought

- Multi-Agentic, Multi-Tool AI Architecture
- 438+ Rare Cancer Disease Entities
- Accessible to Any Investigator, Anywhere

BUILT BY Lantern Pharma


Discover therapies for rare cancers at the speed of thought
An AI research agent for oncology. Search literature, design molecules, predict drug properties, plan trials, and build complete research strategies. All from a single question.
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THE RARE CANCER CHALLENGE

The Market Has Failed Rare Cancer Patients — *Until Now*

$1–2B	Drug development cost — regardless of patient population size
5M+	Rare cancer patients globally with few or no approved treatments
438	Distinct rare cancer types in withZeta's curated knowledge base



MULTI-AGENTIC ARCHITECTURE

A Network of AI Agents, Working in Concert

withZeta doesn't retrieve and repackage information.
It generates net-new scientific knowledge — advancing understanding in ways that accelerate the path from hypothesis to clinic.

Real-Time Literature Search	PubMed, clinical trial registries & regulatory databases — queried live
Molecular & Pathway Analysis	ADMET prediction, BBB permeability (94.1% accuracy), SAR & cheminformatics
Generative Chemistry — Ether0	24B parameter LLM generating de novo molecular structures for novel therapy design
Living Knowledge Graph	3D semantic network mapping diseases, genes, drugs & pathways — built as you research



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MULTI-AGENTIC ARCHITECTURE

Multiple Research Modes

withZeta offers three research modes that you can switch between at any time based on needs.

Explorer Mode	• Provides fast, conversational research for iterative dialogue and quick insights • Ideal for brainstorming, initial exploration, and targeted questions • Efficient focused searches (~4 investigation rounds ,3 parallel tools) optimized for speed rather than comprehensive depth
Investigator Mode	• Conducts systematic, deep research across multiple evidence streams • Uses up to 10 investigation rounds with 6 parallel tools for comprehensive multi-database validation and evidence synthesis.
Reporter Mode	• Synthesizes research conversations into structured, comprehensive reports • Best used after completing your investigation to transform dialogue into formal documentation.



CO-SCIENTIST PERSONAS

Your Co-Scientist, Tuned to How You Think

1. **General Research Scientist**
   Broad rare cancer expertise · literature synthesis · exploratory research
2. **Medicinal Chemist**
   De novo drug design · SAR analysis · ADMET prediction · molecular optimization
3. **Clinical Trial Strategist**
   Protocol development · endpoint selection · eligibility criteria · regulatory strategy
4. **Clinical Oncologist**
   Treatment landscape · biomarker-guided therapy · molecular-to-clinical translation
5. **Biomarker & Translational Sci.**
   Companion diagnostics · biomarker validation · genotype-phenotype correlation



withZETA

TODAY'S LIVE DEMO

What You're About to See: Live Discovery in Real Time

01 | **Platform Orientation**
Co-scientist persona selection & research mode overview

02 | **Rare Cancer Query**
Real-time multi-agent investigation across PubMed, trials & pathway databases

03 | **Knowledge Graph in Action**
3D semantic network building dynamically as research unfolds

04 | **Molecular Analysis**
BBB permeability, ADMET prediction & Ether0 generative chemistry

05 | **Generate Novel Molecule**
Create a new molecule with a focus on rare cancer and target being interrogated


Discover therapies for rare cancers at the speed of thought
withZeta



What's Next: Collaboration & Community at Scale

A. Enterprise Features

- Team workspaces with shared knowledge graphs, collaborative annotation, and full session history
- Role-based access controls and audit trails built for regulated pharmaceutical and clinical environments
- API access and custom integrations with internal R&D platforms and proprietary data systems
- White-label deployment for pharma, CRO, and academic medical center partners

B. Social Features

- Shared research environments where teams can co-author, annotate, and distribute findings
- Credentialed researcher profiles linking institutional affiliations and published work
- Multi-user investigation sessions enabling real-time collaborative discovery
- Personalized feeds highlighting relevant breakthroughs across rare and precision oncology


withZETA

What's Next:
Deeper Biology, Smarter Tools

C. Tool Enhancements

- Broader data modality support: proteomics, transcriptomics & real-world clinical evidence
- Integrated IP landscape analysis to inform patent decisions
- Lantern's proprietary pathway & mechanism knowledge base integrated to accelerate mechanistic insights

D. Biology Models

- Expanded rare cancer disease ontology with continuously updated molecular & pathway annotations
- Synthetic lethality & combination therapy prediction across rare & underserved cancer genotypes
- Lantern's ADC^2 module: antibody assessment, development & characterization within withZeta.ai

E. Other

- Mobile-optimized interface for research access across devices & settings
- Structured onboarding & educational resources for investigators new to AI-assisted drug discovery
- Regulatory tools supporting IND preparation, Orphan Drug & Breakthrough Therapy designation framing



"**Multi-agentic AI isn't the next step in drug development — it's a fundamental reset of what's possible. withZeta.ai** represents our conviction that the greatest breakthroughs in medicine will come from the intersection of human expertise and autonomous scientific intelligence.

— Panna Sharma, CEO, Lantern Pharma